SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of December 14, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”),] by and among Grupo Lakas S.A., a Panamanian corporation (the “Grantor”), Panama Peat S.A., a Panamanian corporation (“PP”), Changuinola S.A., a Panamanian corporation (“Changuinola” and together with PP, the (“Issuers”), and Strategy Holdings Company, Ltd, a Barbados company (the “Company” and the same shall include any assignee of the Note and this Agreement), in connection with that certain Master Investment Agreement, dated as of December 14, 2005, among the Grantor, the Issuers and the Company (the “Investment Agreement”) and that certain Promissory Note of even date herewith, between the Grantor and the Company (as amended, restated, supplemented or otherwise modified from time to time, the “Note”).

R E C I T A L S

A. The Company, the Issuers and the Grantor are parties to that certain Master Investment Agreement, dated as of December 14, 2005 (the “Master Investment Agreement.) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Master Investment Agreement. Pursuant to the Master Investment Agreement, and simultaneously with the execution and delivery of this Agreement, the Grantor shall issue the Note in favor of the Company, in exchange for the Company’s issuance of preferred stock to the Grantor.

B. In order to secure the prompt and complete payment, observance and performance of (i) all of the Grantor’s obligations pursuant to the Investment Agreement and the Note (the “Obligations”), and (ii) the Grantor’s obligations and liabilities hereunder and in connection herewith (all such Obligations and such obligations and liabilities hereunder being hereinafter referred to collectively as the “Liabilities”), and to permit the Company to exercise the Conversion Right, as more fully discussed herein, the Company requires, as a precondition to the acceptance of the Note and the issuance of the preferred stock, that the Grantor and the Issuers execute and deliver this Agreement, and to deliver to the Company the Peat Certificates.

NOW, THEREFORE, for and in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Defined Terms; Construction.

(A) Unless otherwise defined herein or in the Master Investment Agreement, all terms defined in Article 8 and Article 9 of the Uniform Commercial Code are used herein as defined therein.

(B) The words “hereby,”  “hereof,”  “herein” and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references herein are to this Agreement unless otherwise specified.

SECURITY AGREEMENT

(C) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

(D) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

Section 2. Grant of Security Interest; Conversion Right. (a) To secure the prompt and complete payment, observance and performance of the Liabilities, the Grantor hereby assigns and pledges to the Company, and hereby grants to the Company a security interest in all of the Grantor’s right, title and interest, whether now owned or existing or hereafter arising or acquired and wheresoever located, in and to the following (collectively, the “Collateral”): each of the bearer certificates for peat issued by the Issuers and listed on Schedule A hereto (the “Initial Peat Certificates”) together with any additional certificates for peat from time to time delivered to or on behalf of the Company in accordance with the terms of the Master Investment Agreement (“Additional Peat Certificates”), and together with the Initial Peat Certificates, collectively, (the “Peat Certificates”) all substitutions therefor, and replacements, products thereof and any other property receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any of the foregoing, including “proceeds” as defined in the Uniform Commercial Code, any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority or any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or governmental authority (hereinafter each a “Person”), acting under color of governmental authority, any and all other amounts from time to time paid or payable under or in connection with any of the foregoing or for or on account of any damage or injury to or conversion of any of the foregoing by any Person, any and all tangible or intangible property received upon the sale or disposition of the foregoing and all proceeds of proceeds.

(b) The parties hereto hereby acknowledge and agree that, pursuant to the Master Investment Agreement and the Note, at any time and from time to time the Company (and its assigns) shall have the right, in the sole discretion thereof, to convert (the “Conversion Right”) the Peat Certificates and/or the underlying peat constituting collateral for the Note to cash proceeds, such cash proceeds to be applied as a deemed prepayment of the outstanding principal balance of, and/or accrued interest on, the Note all upon the terms (including, without limitation, determination of the Peat Reduction Amount) set forth in the Master Investment Agreement.

Section 3. Grantor and Issuers Remain Liable.  Anything herein to the contrary notwithstanding, (A) the Grantor and the Issuers shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement and the Note had not been executed, (B) the exercise by the Company of any of its rights hereunder or under the Note shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (C) the Company shall not have any responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or the Note, nor shall the Company be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of the Grantor and/or the Issuers thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by the Grantor and/or the Issuers or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

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Section 4. Representations and Warranties of the Grantor.  The Grantor represents and warrants, as of the date of this Agreement, and as of each date on which representation and warranties under the Note shall be made until termination of this Agreement pursuant to Section 12:

(A) The exact legal name, jurisdiction of incorporation, type of entity and organizational identification number for the Grantor is set forth on Schedule 1 hereto. The chief place of business and chief executive office of the Grantor is located at the address of the Grantor designated as such on Schedule 1. It has full corporate power and authority to execute, deliver and perform this Agreement. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the exercise by the Company of any rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

(B) The Grantor is the sole legal and beneficial owner of the Collateral, free and clear of all liens. The Grantor currently conducts business under its legal name. The Grantor has not used any trade names or fictitious names in the past five years. Upon delivery to the Company of the Peat Certificates, the Company holds a valid and perfected security interest or first priority therein subject to no liens or encumbrances.

(C) All factual information contained on each of the Peat Certificates is true and correct in all respects, and each signature on each Peat Certificate is genuine. Each Peat Certificate is an original and is true and complete, and each represents the right to obtain, without that amount of peat that the same purports to so represent. The aggregate value of the Initial Peat Certificates is and shall at all times be not less than the Required Value, determined in accordance with the Valuation Method.

(D) This Agreement creates in favor of the Company a legal, a valid and enforceable equitable interest or perfected first priority security interest in and lien on the Collateral, Securing the Obligations superior to and prior to the rights of all third Persons, and subject to no other liens. All actions to perfect the security interests in the Collateral have been taken (including any action to be taken under the laws of Panama). The Company is the legal and beneficial owner of the Collateral free and clear of any lien, except for the liens and security interests created hereunder. This Agreement also permits the Company to exercise the Conversion Right, upon the terms set forth in the Master Investment Agreement, notwithstanding the creation of such lien in favor of the Company.

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(E) Perfection and Maintenance of Security Interests and Liens; Obligation to Maintain Value of the Collateral. Each of the Issuers and the Grantor agrees that until termination of this Agreement pursuant to Section 12, except to the extent the Company (or assigns) have exercised the Conversion Right, the security interests granted hereunder, and liens on and against, the Collateral shall continue in full force and effect. The Grantor and each Issuer further covenants and agrees to ensure that the aggregate value of the Collateral, the Required Value, determined in accordance with the Valuation Method.

Section 5. The Grantor and each Issuer shall perform any and all steps reasonably requested by the Company to ensure (x) the attachment, perfection and priority of, and to maintain and protect, the Company’s security interests in and liens on and against the Collateral granted or purported to be granted hereby or to enable the Company to exercise its rights and remedies hereunder with respect to the Collateral, and to ensure that the Required Value , and (y) that the aggregate value of the Collateral shall be at least the Required Value, including, without limitation:

(A) executing, filing and authorizing the Company to file any financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to the Company;

(B) delivering to the Company the Peat Certificates as well as all other certificates, notes, or other instruments representing or evidencing the Collateral, which Peat Certificates and other certificates, notes and other instruments have been duly endorsed in blank, including, but not limited to, note powers, all in form and substance satisfactory to the Company;

(C) at the reasonable request of the Company, appearing in and defending any action or proceeding which may affect adversely the Grantor’s title to, or the security interest of the Company in, the Collateral;

(D) executing and delivering all further instruments and documents, and taking all further action, as the Company may reasonably request; and

(E) at any time when the aggregate value of the Collateral determined in accordance with the Valuation Method, shall be less than the Required Value (such amount, the “Shortfall”) delivering to the Company (or its assignee, as applicable) additional Peat Certificates, all of which shall constitute Collateral hereunder, in an aggregate amount of not less than the Shortfall.

Section 6. Financing Statements. The Grantor hereby irrevocably authorizes the Company to file one or more financing or continuation statements and amendments thereto, and any other instruments and documents as may be necessary or desirable, disclosing the security interest granted to the Company under this Agreement, without the Grantor’s signature appearing thereon, and the Company agrees to notify the Grantor when such a filing has been made. The Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Grantor agrees that such authorization includes a ratification and authorization with respect to any initial financing statements filed prior to the date hereof.

SECURITY AGREEMENT

Section 7. General Covenants. Each of the Issuers and the Grantor covenants and agrees with the Company that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 12, :

(i) the Grantor shall not:

(a) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral without the prior written consent of the Company, or

(b) sell, encumber, transfer or otherwise dispose of or hypothecate the Collateral or any portion thereof nor create or permit to exist any lien upon or with respect to any of the Collateral, except for the security interest under this Agreement, and will defend the Collateral against, and take such other action as is necessary to remove, any lien or encumbrance on the Collateral; and

(ii) the Grantor and the Issuers shall:

(a) not enter into any agreement or understanding that purports to or may restrict or inhibit the Company’s rights or remedies hereunder, including, without limitation, the Company’s right to sell or otherwise dispose of the Collateral;

(b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, the Note, any requirement of any applicable law or any policy of insurance covering the Collateral; and

(c) if any of the Collateral, or any amount payable under or in connection with any of the Collateral, shall be or become evidenced by any chattel paper, stock certificate, promissory note, stock certificate or other instrument which has not already been delivered to the Company, the Grantor and/or the Issuer(s) as applicable, shall cause such chattel paper, note, stock certificate, or other instrument to be immediately pledged and delivered to the Company, duly endorsed in blank and/or attaching undated stock powers executed in blank, in a manner satisfactory to the Company.

Section 8. Company Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Company as the Grantor’s attorney-in-fact, coupled with an interest, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Company’s discretion, to take any action and to execute any instrument which the Company may deem necessary or advisable to accomplish the purposes of this Agreement; provided, that only following the occurrence and during the continuance of an Event of Default may the Company sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof.

The Grantor agrees that neither the Company, nor any of its designees or attorneys-in-fact, will be liable for any act of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 7, other than as a result of its or their gross negligence or willful misconduct.

SECURITY AGREEMENT

Section 9. Company’s Duties. The powers conferred on the Company hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession (subject to the right to exercise the Conversion Right), the Company shall not have any duty as to the Collateral. The Company shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Company accords its own property, it being understood that the Company shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Liabilities. The Grantor bears all risk of loss or damage of any of the Collateral, except to the extent such loss or damage shall arise solely from the gross negligence or willful misconduct of the Company.

Section 10. Events of Default; Remedies.

(A) Events of Default: Each of the following shall constitute an "Event of Default" hereunder:

(a) The occurrence of an Event of Default under and as defined in the Master Investment Agreement and/or the Note; or

(b) The failure by Grantor or any Issuer to perform or observe any covenant or agreement herein which is not cured within ten (10) Business Days after notice thereof to the Grantor or such Issuer; or

(c) Any representation or warranty of Grantor or any Issuer contained herein or in any certificate, report, opinion or notice delivered or to be delivered by Grantor or the Issuers pursuant hereto shall be or become incorrect or misleading in any material respect.

(B) In addition to all other rights and remedies granted to it under this Agreement, the Note, and under any other instrument or agreement securing, evidencing or relating to any of the Liabilities, if any Event of Default shall have occurred and be continuing, the Company may exercise all rights and remedies of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral). Without limiting the generality of the foregoing, each of the Grantor and the Issuers expressly agrees that in any such event the Company, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Uniform Commercial Code and other applicable law), may realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk, and may transfer any of the Collateral into its own name or that of its nominee and receive the proceeds therefrom and hold the same as security for the Liabilities or apply to same thereto.

(C) The Company shall apply the net proceeds of any realization or sale to the Liabilities, and only after so paying over such net proceeds, and after the payment by the Company of any other amount required by any provision of law, need the Company account for the surplus, if any, to the Grantor. To the maximum extent permitted by applicable law, the Grantor and the Issuers waive all claims, damages, and demands against the Company arising out of the sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Company as finally determined by a court of competent jurisdiction. The Grantor agrees that ten (10) days prior notice by the Company of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Liabilities, including any attorneys’ fees and other expenses incurred by the Company to collect such deficiency.

SECURITY AGREEMENT

(D) Except as otherwise specifically provided herein, the Grantor and the Issuers hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or the Collateral.

(E) The Company shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Liabilities or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. To the extent it may lawfully do so, the Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Company, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise.

(F) The Company may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and the Company’s compliance therewith will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(G) Upon the exercise by the Company of any power, right, privilege, or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification, or authorization of any Governmental Authority or any third party, the Grantor and each Issuer agrees to execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments, assignments, and other documents and papers that the Company or any purchaser of the Collateral may be required to obtain for such consent, approval, registration, qualification, or authorization.

(H) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by applicable law or equity.

Section 11. Exercise of Remedies. In connection with the exercise of its remedies pursuant to Section 9, the Company may, but shall have no obligation to: (A) exchange, enforce, waive or release any portion of the Collateral and any other security for the Liabilities; (B) subject to the Note, apply such Collateral or security and direct the order or manner of sale thereof as the Company may, from time to time, determine; and (C) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of an Event of Default, without affecting or impairing the Company’s right to take any other further action with respect to any Collateral or security or any part thereof. The Grantor waives any right it may have to require the Company to pursue any third person for any of the Liabilities.

SECURITY AGREEMENT

Section 12. Injunctive Relief. The Grantor recognizes that in the event the Grantor or any Issuer fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Company; therefore, the Grantor agrees that the Company shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 13. Termination of this Security Agreement; Release of Collateral.

(A) The security interest granted by the Grantor under this Agreement shall terminate against all the Collateral upon irrevocable payment in full of the outstanding principal balance of, and all accrued and unpaid interest on, the Note. Upon such termination (other than as a result of the sale of the Collateral) and at the written request of the Grantor or its successors or assigns, and at the cost and expense of the Grantor or its successors or assigns, the Company shall execute in a timely manner such instruments, documents or agreements as are reasonably necessary or reasonably desirable to terminate the Company’s security interest in the Collateral, subject to any disposition made by the Company pursuant to the Agreement.

(B) The Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Company and agrees that it will not do so without the prior written consent of the Company, subject to the Grantor’s rights under Section 9-509(d)(2) of the Uniform Commercial Code.

Section 14. Successors and Assigns. This Agreement shall be binding upon the Grantor and its successors, and upon any assign(s) of the Company in accordance with (and the parties hereto hereby confirm that the Company has the right to assign) the Note, and shall so inure to the benefit of the Company and its respective successors and permitted assigns. Nothing set forth herein or in the Note is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Note or any Collateral. The Grantor’s successors shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Grantor.

Section 15. APPLICABLE LAW. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK .WITHOUT REGARD TO CONFLICTS OF LAWS AND PROVISIONS WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION.

Section 16. Consent to Jurisdiction and Service of Process. The Grantor and each Issuer agrees that the terms of the Investment Agreement with respect to consent to jurisdiction and service of process shall apply equally to this Agreement.

SECURITY AGREEMENT

Section 17. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR, THE ISSUERS, AND THE COMPANY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE COMPANY, THE ISSUERS, AND THE GRANTOR ARISING OUT OF, OR RELATED TO, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. THE GRANTOR, THE ISSUERS OR THE COMPANY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 18. Waiver of Bond. The Grantor and the Issuers waive the posting of any bond otherwise required of the Company in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Liabilities, to enforce any judgment or other court order entered in favor of the Company, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Agreement or any other agreement or document between the Company, the Issuers and the Grantor.

Section 19. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 20. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered as provided in the Note.

Section 21. Amendments, Waivers and Consents. None of the terms or provisions of this Agreement may be waived, altered, modified or amended, and no consent to any departure by the Grantor or any Issuer herefrom shall be effective, except by or pursuant to an instrument in writing which is duly executed by the Grantor, the Issuers and the Company. Any such waiver shall be valid only to the extent set forth therein. A waiver by the Company of any right or remedy under this Agreement on any one occasion shall not be construed as a waiver of any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise or delay in exercising any right, power or privilege under this Agreement on the part of the Company shall operate as a waiver thereof; and no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 22. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

Section 23. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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Section 24. Entire Agreement. This Agreement represents the final agreement of the Grantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Company.

SECURITY AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

Grupo Lakas S.A. /s/ Otto Demetrio Lakas R. By: Otto Demetrio Lakas R. Its: President	Strategy Holding Company Limited /s/ Louis Lettieri By: Louis Lettieri Its: Chief Financial Officer

Peat Panama S.A. /s/ Alfred Sklar By: Alfred Sklar Its: President	Changuinola S.A. /s/ Alfred Sklar By: Alfred Sklar Its: President

SECURITY AGREEMENT

SCHEDULE 1
TO
SECURITY AGREEMENT

Legal Name, Jurisdiction of Organization, Organization Type,
Organizational Identification Numbers

Legal Name	Jurisdiction of Organization; Type	Organizational Identification Number

Grantor Locations

Company  Chief Executive Office  Other Offices:

Grantor

Changuinola

PP

Exhibit A

Peat Certificates

Certificate #	Issuer	Peat Evidenced Thereby	Certificate Value	Date of Delivery of Peat	Date of Issuance